                                                                   EXHIBIT 10.14



                  AMENDMENT NO. 2 dated as of November 29, 2000 (this "Amendment"), amending the CREDIT AGREEMENT (as amended by Amendment No. 1 dated as of September 25, 2000, the "CREDIT AGREEMENT") dated as of November 17, 1999, among INTERLOGIX, INC., a Delaware corporation (formerly known as ITI Technologies, Inc. and successor by merger to SLC Technologies, Inc.) (the "DOMESTIC BORROWER"), the institutions party thereto, PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks (the "ADMINISTRATIVE AGENT"), THE BANK OF NOVA SCOTIA, as syndication agent for the Banks, and FIRST UNION NATIONAL BANK, as Documentation Agent.



                                   BACKGROUND

                  WHEREAS, the Domestic Borrower, the Banks, and the Agents have entered into the Credit Agreement providing for extensions of credit from time to time to the Borrowers; and

                  WHEREAS, the Domestic Borrower has requested the Banks agree to certain amendments to the Credit Agreement and the Banks have, subject to the terms and conditions contained herein, agreed to such amendments;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

                  SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

                  SECTION 2. Representations and Warranties. The Domestic Borrower represents and warrants to the Administrative Agent that:

                  (a) Good Standing and Power. The Domestic Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Corporate Authority. The Domestic Borrower has full corporate power and authority to execute, deliver and perform this Amendment and the Credit Agreement as hereby amended and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders is required as a condition to the validity or performance or the exercise by the Administrative Agent of any of its rights or remedies under the Credit Agreement as hereby amended.

                  (c) Authorizations. All authorizations, consents, approvals, registrations, notices, exemptions and licenses with or from governmental authorities and other persons, if any, which are necessary for the execution and delivery of this Amendment, the performance by the Domestic Borrower of its obligations hereunder and under the Credit Agreement as hereby amended and the exercise by the Administrative Agent of its rights and remedies hereunder and thereunder, have been effected or obtained and are in full force and effect.

                  (d) Binding Agreements. This Amendment and the Credit Agreement as hereby amended constitute the valid and legally binding obligations of the Domestic Borrower enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

                  (e) No Default. As of the date hereof, and after giving effect to this Amendment, there does not exist any Event of Default or Incipient Default.

                  SECTION 3. Amendments. The Domestic Borrower and the Banks agree that, effective on the Effective Date (as defined below) but shall be retroactive to September 30, 2000,:

         (a) The following sentence shall be added to the end of the definition of the term "Applicable Margin":

                   "Notwithstanding the foregoing, in the event that the Leverage Ratio for any period from and after September 30, 2000 would be less than 2.5 to 1.00 solely as a result of computing the Leverage Ratio by using $10,400,000 in clause (d) of the definition of the term `EBITDA' rather than $6,000,000, the Leverage Ratio for purposes of computing the Applicable Margin shall 0.50% for Alternate Base Rate Loans and 1.50% for Eurodollar Loans."

          (b) Clause (d) of the definition of the term "EBITDA" in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "(d) EBITDA shall be increased by the amount (but not in excess of $10,400,000) of nonrecurring expenses for restructuring in excess of $4,000,000 included in the Company's Projections provided to the Agents on October 8, 1999, incurred on or before 365 days after the Merger Date"

                  SECTION 4. Effectiveness. This Amendment shall become effective on the date (the "EFFECTIVE DATE") on or prior to December 31, 2000, if the Administrative Agent shall have received by fax or otherwise counterparts of this Amendment signed by the Domestic Borrower and the requisite Lenders under the Credit Agreement.

                  In the event the foregoing condition precedent is not satisfied on or before December 31, 2000, the provisions of this Amendment shall automatically become null and void and shall have no further force or effect.

                  SECTION 5. Continuing Effectiveness. The Credit Agreement shall remain in full force and effect in accordance with its terms except as expressly modified by this Amendment. The Domestic Borrower agrees that this Amendment in no way acts as a release or relinquishment of the liens or other rights created under the Credit Agreement or any Transaction Document. Such liens and other rights are hereby ratified and confirmed by the Domestic Borrower in all respects.

                  SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date written above.



INTERLOGIX, INC., individually as a Borrower and as agent for the Borrowers


By /s/ JOHN R. LOGAN
   ---------------------------
Name John R. Logan
     -------------------------
Title CFO
      ------------------------


PNC BANK, NATIONAL ASSOCIATION, individually, as an
Issuing Bank and as Administrative Agent


By /s/ AMY T. PETERSEN
   ---------------------------
Name Amy T. Petersen
     -------------------------
Title Vice President
      ------------------------




THE BANK OF NOVA SCOTIA,
individually, as an Issuing Bank and as
Syndication Agent


By /s/ PHILLIP N. ADSETTS
   ---------------------------
Name Phillip N. Adsetts
     -------------------------
Title Director
      ------------------------



FIRST UNION NATIONAL BANK,
individually and as
Documentation Agent

By /s/ JOHN L. THOMAS
   ---------------------------
Name John L. Thomas
     -------------------------
Title Vice President
      ------------------------



THE CHASE MANHATTAN  BANK


By /s/ SHERRY L. [ILLEGIBLE]
   ---------------------------
Name Sherry L. [ILLEGIBLE]
     -------------------------
Title Vice President
      ------------------------




NATIONAL CITY BANK OF PENNSYLVANIA



By /s/ MELISSA S. LANG
   ---------------------------
Name  Melissa S. Lang
     -------------------------
Title Vice President
      ------------------------


SUNTRUST BANK


By /s/ W. DAVID WISDOM
   ---------------------------
Name W. David Wisdom
     -------------------------
Title Vice President
      ------------------------



THE BANK OF NEW YORK


By /s/ WALTER C. PARELLI
   ---------------------------
Name Walter C. Parelli
     -------------------------
Title Vice President
      ------------------------

BANK OF AMERICA, N.A.


By /s/ ROBERT M. SEARSON
   ---------------------------
Name Robert M. Searson
     -------------------------
Title Senior Vice President
      ------------------------



SUMMIT BANK


By /s/ WILLIAM M. HOLLAND
   ----------------------------
Name William M. Holland
     --------------------------
Title Vice President/Director
      -------------------------

COMERICA BANK


By /s/ ROBERT P. WILSON
   ---------------------------
Name Robert P. Wilson
     -------------------------
Title Assistant Vice President
      ------------------------






(WELLS FARGO BANK MINNESOTA,
N.A. (formerly know as NORWEST
BANK MINNESOTA, N.A.)


By /s/ THOMAS H. GOBLIRSCH
   ---------------------------
Name Thomas H. Goblirsch
     -------------------------
Title Vice President
      ------------------------

DANSKE BANK A/S

(FORMERLY KNOWN AS DEN DANSKE BANK AKTIESELSKAB)

By /s/ PM [ILLEGIBLE]
   ---------------------------
Name Peter C. Hargraves
     -------------------------
Title Vice President
      ------------------------


By /s/ JOHN O'NEILL
   ---------------------------
Name  John O'Neill
     -------------------------
Title Vice President
      ------------------------

ERSTE BANK DER
OESTERREICHISCHEN SPARKASSEN
AG-NEW YORK

By /s/ RIMA TERRADISTA
   ---------------------------
Name  Rima Terradista
     -------------------------
Title Vice President
      ------------------------



By /s/ [ILLEGIBLE]
   ---------------------------
Name  Arcinee Hovanession
     -------------------------
Title Vice President
      ------------------------

                              CONSENT AND AGREEMENT

The undersigned as of the 29th day of November, 2000 (as to itself and not any other signatory below): (i) consents and agrees to the foregoing amendments to the Credit Agreement (as amended by the foregoing, the "Amended Credit Agreement") and agrees that the Guaranty, dated as of May 2, 2000 of the undersigned in favor of PNC Bank, National Association, as Administrative Agent, remains in full force and effect after giving effect to such amendments.

SLC HOLDINGS, INC.


By /s/ VICKY ZIFF
   ------------------------------
   Name Vicky Ziff
        -------------------------
   Title Vice President
         ------------------------

CCTV CORP


By /s/ JASON C. COOK
   ------------------------------
   Name Jason C. Cook
        -------------------------
   Title Vice President
         ------------------------

IMPAC TECHNOLOGIES


By /s/ JOHN R. LOGAN
   ------------------------------
   Name John R. Logan
        -------------------------
   Title Vice President
         ------------------------

INTERACTIVE TECHNOLOGIES, INC.


By /s/ CHARLES A. DURANT
   ------------------------------
   Name Charles A. Durant
        -------------------------
   Title President
         ------------------------

CADDX CONTROLS, INC.


By /s/ PETER AVEZZINI
   ------------------------------
   Name Peter Avezzini
        -------------------------
   Title President
         ------------------------


ITI INTERNATIONAL, INC.


By /s/ JOHN R. LOGAN
   ------------------------------
   Name John R. Logan
        -------------------------
   Title Vice President
         ------------------------

ITI FINANCE CORPORATION


By /s/ JOHN R. LOGAN
   ------------------------------
   Name John R. Logan
        -------------------------
   Title Secretary
         ------------------------



ITI DIRECT, INC.


By /s/ CHARLES A. DURANT
   ------------------------------
   Name Charles A. Durant
        -------------------------
   Title President
         ------------------------




                                      -2-